EXHIBIT 20.2
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Order Admitting Will to Probate
and Appointing Representative                            (Rev. 3/27/01) CCP 0319
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                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                       COUNTY DEPARTMENT-PROBATE DIVISION


ESTATE OF                          |                          NO.  02 P 005082
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                                   |                          DOCKET    092
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MICHAEL SMOLYANSKY,                |                          PAGE      190
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           DECEASED


          ORDER ADMITTING WILL TO PROBATE AND APPOINTING REPRESENTATIVE

     ON PETITION FOR ADMISSION TO PROBATE OF THE WILL OF THE DECEDENT AND FOR ISSUANCE OF LETTERS OF OFFICE, THE WILL HAVING BEEN PROVED AS PROVIDED BY LAW;


     IT IS ORDERED THAT:

     1.  THE WILL OF  MICHAEL SMOLYANSKY                                  DATED
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         February 2, 1990     AND NUMBERED                   W
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     4101        BE ADMITTED TO PROBATE; (AND CODICIL DATED              ,    ).
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     2.  LETTERS OF OFFICE AS     independent executor
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         (SUPERVISED (INDEPENDENT (ADMINISTRATOR WITH (INDEPENDENT ADMINISTRATOR
          EXECUTOR)    EXECUTOR)      WILL ANNEXED)       WITH WILL ANNEXED)
          [_] 4234     [_] 4253         [_] 4254              [_] 4255

ISSUED TO      Ludmila Smolyansky                                              ;
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     *3. THE REPRESENTATIVE MUST FILE AN INVENTORY WITHIN 60 DAYS.   4192


                                               DATE:       July 1, 2002
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ATTY. NO.: 33462
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NAME:  Ryann Whalen                            ENTER:
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ATTY. FOR PETITIONER: Ludmila Smolyansky             /s/ R.Cusack         #400
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                                                        JUDGE       JUDGE'S NO.
           Harris Kessler & Goldstein LLC
ADDRESS:   640 N. LaSalle St., Suite 590
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TELEPHONE:       (312) 280-0111
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